ForeRetirement IV Variable Annuity – I Share

Supplement dated March 20, 2019 to your Prospectus dated May 1, 2018

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

The Board of Trustees of the Forethought Variable Insurance Trust approved the liquidation of the Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and the Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (“Liquidating Funds”) on or about May 31, 2019 (the “Liquidation Date”) upon the recommendation of the Funds’ investment adviser, Global Atlantic Investment Advisors, LLC.

On or about the close of business on May 31, 2019, the following will occur:

•     Contract Value.  If any of your Contract Value is invested in the Liquidating Funds Sub-Accounts, the Contract Value will automatically be transferred into the Invesco V.I. Government Money Market Fund Sub-Account. You may transfer any Contract Value in the affected Sub-Accounts to other investment options currently available under your Contract prior to the Liquidation Date subject to Investment Restrictions;

•     CDSC Waiver.  For 30 days after the Liquidation Date, with respect to any portion of your Contract Value automatically reallocated to the Invesco V.I. Government Money Market Fund Subaccount as described above, you may withdraw the amount of such Contract Value without payment of any associated CDSC under your Contract.

Despite the limited CDSC waiver, please note that if you take a Partial Withdrawal under your Contract, the Partial Withdrawal may still reduce the value of your Death Benefit (including under any optional Death Benefit, if elected) or your benefit under the Optional Withdrawal Benefit (if elected) as described in the Contract prospectus.  Please refer to “Section 5. Death Benefits” and “Section 6. Optional Withdrawal Benefits” of your Contract prospectus dated May 1, 2018 for information about how Partial Withdrawals may negatively impact such benefits.  The Contract prospectus is also available at www.globalatlantic.com in the Annuities section for the ForeRetirement IV Variable Annuity.  Please consult with your Financial Intermediary to be sure you fully understand how a Partial Withdrawal will affect your death benefit and any optional rider.

•     Enrollments.  If you do not make any updates to your enrollments (InvestEase, any of the Dollar Cost Averaging programs, Asset Rebalancing, and Systematic Withdrawal Program) that includes transfers of Contract Value in or out of the Liquidating Funds Sub-Accounts, your enrollment will automatically be updated to reflect the Invesco V.I. Government Money Market Fund Sub-Account;

•     Sub-Account Transfer Rule.  The transfer of your Contract Value from the Liquidating Funds Sub-Accounts as a result of the liquidation will not be counted against any limitation on the number of transfers that may be performed.  During the 90 days after the Liquidation Date, you will be allowed one Sub-Account transfer from the Invesco V.I. Government Money Market Fund Sub-Account that will not count as a transfer toward the limitation of allowable transfers per contract year.

This Supplement Should be Retained for Future Reference.

FRIV-I-032019-FL